Subsequent Events	12 Months Ended
Dec. 31, 2019
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 25:- SUBSEQUENT EVENTS

a)	In January 2020, Formula repaid the last and final installment of its loan from financial institution from 2014, pursuant to which the credit agreement was fully matured and the related collaterals were released as detailed in Note 20(a)(4) above.

b)	On March 12, 2020, Formula concluded the acquisition of 80% of the share capital of Ofek Aerial Photography Ltd ("Ofek"), an Israeli company engaged in the fields of aerial and satellite mapping, geographic data collection and processing, and in the provision of services in numerous geographic applications for a cash consideration of approximately NIS 27,670 (approximately $7,604).

c)	In March 2020, Matrix entered into a credit agreement with an Israeli financial institution, pursuant to which, Matrix borrowed NIS 200,000 (approximately $57,870) for a five-years term, bearing a fixed interest at a rate of 2% per annum.

d)	On February 6, 2020 Sapiens completed the acquisition of sum.cumo GmbH ("sum.cumo"). Sum.cumo provide services to insurers in the DACH region (Germany, Switzerland and Austria), helping them to set up their business model and obtain a marketing edge. Sum.cumo experts in consulting, user experience, marketing and technology enable the region's insurers to launch successful e-commerce environments. The total purchase price was approximately $24,700 in cash, an additional $4,400 in restricted Sapiens' outstanding shares units, and $2,200 in future contingent payments, both subject to earn out based and retention specific criteria.

e)	On March 18, 2020, Sapiens (via its wholly owned subsidiary, Sapiens Technologies (1982) Ltd.) entered into a secured credit agreement with HSBC Bank plc. Pursuant to the Credit Agreement, Sapiens borrowed $20,000 for a one-year term. The bank loan will mature on March 16, 2021 whereas the interest will be paid and calculated on a quarterly basis. The bank loan bears interest at the rate of LIBOR plus 2%. The loan was fully repaid following the consummation of an additional NIS 210,000 (approximately $60 million) of the Sapiens' non-convertible unsecured Series B Debentures as detailed below.

f)	On June 8, 2020 Sapiens consummated a public offering in Israel of an additional NIS 210,000 (approximately $60 million) of the Sapiens' non-convertible unsecured Series B Debentures. These additional debentures are part of the same series as, and will have terms that mimic the terms of, Sapiens' already outstanding Series B Debentures, and are listed for trading on the Tel Aviv Stock Exchange. For more details regarding Sapiens' public offering from June 2020 please see Note 15(d) above.

g)	On May 18, 2020, Michpal concluded the acquisition of 70% of the share capital of Liram Financial Software Ltd. ("Liram"), an Israeli provider of proprietary integrated specialized solutions in the field of financial accounting, taxation and compliance, for cash consideration of approximately NIS 15.3 million (approximately $4.3 million).